


                                                 SOUTHWEST GAS CORPORATION                                       EXHIBIT 99
                                                SUMMARY STATEMENTS OF INCOME
                                          (In thousands, except per share amounts)
                                                        (Unaudited)

                                                         THREE MONTHS ENDED      SIX MONTHS ENDED     TWELVE MONTHS ENDED
                                                              JUNE 30,               JUNE 30,              JUNE 30,
                                                        ---------------------- --------------------- ----------------------
                                                           2000       1999       2000       1999        2000       1999
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Gas operating revenues                                  $  157,885  $ 166,679  $ 424,964  $ 445,789  $  770,330  $ 806,006
Net cost of gas sold                                        70,190     71,839    193,694    207,725     316,000    342,819
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Operating margin                                            87,695     94,840    231,270    238,064     454,330    463,187
Operations and maintenance expenses                         56,340     55,378    113,667    108,944     225,981    215,085
Depreciation, amortization, and general taxes               30,859     28,951     61,948     58,074     119,738    115,158
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Operating income                                               496     10,511     55,655     71,046     108,611    132,944
Net interest deductions                                     16,498     14,431     32,885     29,063      65,419     60,008
Preferred securities distribution                            1,369      1,369      2,738      2,738       5,475      5,475
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Pretax utility income (loss)                               (17,371)    (5,289)    20,032     39,245      37,717     67,461
Utility income tax                                          (7,335)    (2,196)     6,034     15,189      11,243     28,361
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Net utility income (loss)                                  (10,036)    (3,093)    13,998     24,056      26,474     39,100
Other income (expense), net                                   (913)    (1,283)      (583)    (1,367)       (275)    (4,012)
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Contribution to net income (loss) - gas operations         (10,949)    (4,376)    13,415     22,689      26,199     35,088
Contribution to net income  - construction services          1,220        780      2,054      1,981       3,910      3,680
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Net income (loss)                                       $   (9,729) $  (3,596) $  15,469  $  24,670  $   30,109  $  38,768
                                                        =========== ========== ========== ========== =========== ==========

Earnings (loss) per share - gas operations              $    (0.35) $   (0.14) $    0.43  $    0.74  $     0.84  $    1.17
Earnings per share - construction services                    0.04       0.02       0.07       0.07        0.13       0.12
                                                        ----------- ---------- ---------- ---------- ----------- ----------
Basic earnings (loss) per share                         $    (0.31) $   (0.12) $    0.50  $    0.81  $     0.97  $    1.29
                                                        =========== ========== ========== ========== =========== ==========
Diluted earnings (loss) per share                       $    (0.31) $   (0.12) $    0.49  $    0.80  $     0.96  $    1.28
                                                        =========== ========== ========== ========== =========== ==========

Average outstanding common shares                           31,289     30,621     31,215     30,559      31,100     30,123
Average shares outstanding (assuming dilution)              --         --         31,384     30,830      31,325     30,372

The summary statements of income have been prepared by Southwest Gas Corporation
(the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.



                                          SOUTHWEST GAS CORPORATION
                                         SUMMARY STATEMENTS OF INCOME
                                   (In thousands, except per share amounts)
                                                 (Unaudited)

                                                             SIX MONTHS ENDED           TWELVE MONTHS ENDED
                                                                 JUNE 30,                    JUNE 30,
                                                         --------------------------  --------------------------
                                                             2000          1999          2000          1999
---------------------------------------------------------------------------------------------------------------
Gas operating revenues                                   $   424,964   $   445,789   $   770,330   $   806,006
Net cost of gas sold                                         193,694       207,725       316,000       342,819
---------------------------------------------------------------------------------------------------------------
Operating margin                                             231,270       238,064       454,330       463,187
Operations and maintenance expenses                          113,667       108,944       225,981       215,085
Depreciation, amortization, and general taxes                 61,948        58,074       119,738       115,158
---------------------------------------------------------------------------------------------------------------
Operating income                                              55,655        71,046       108,611       132,944
Net interest deductions                                       32,885        29,063        65,419        60,008
Preferred securities distribution                              2,738         2,738         5,475         5,475
---------------------------------------------------------------------------------------------------------------
Pretax utility income                                         20,032        39,245        37,717        67,461
Utility income tax expense                                     6,034        15,189        11,243        28,361
---------------------------------------------------------------------------------------------------------------
Net utility income                                            13,998        24,056        26,474        39,100
Other income (expense), net                                     (583)       (1,367)         (275)       (4,012)
---------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                   13,415        22,689        26,199        35,088
Contribution to net income - construction services             2,054         1,981         3,910         3,680
===============================================================================================================
Net income                                               $    15,469   $    24,670   $    30,109   $    38,768
===============================================================================================================

Earnings per share - gas operations                      $      0.43   $      0.74   $      0.84   $      1.17
Earnings per share - construction services                      0.07          0.07          0.13          0.12
===============================================================================================================
Basic earnings per share                                 $      0.50   $      0.81   $      0.97   $      1.29
===============================================================================================================
Diluted earnings per share                               $      0.49   $      0.80   $      0.96   $      1.28
===============================================================================================================

Average outstanding common shares                             31,215        30,559        31,100        30,123
Average shares outstanding (assuming dilution)                31,384        30,830        31,325        30,372

                                  See Notes to Summary Financial Statements.


                                     SOUTHWEST GAS CORPORATION
                                       SUMMARY BALANCE SHEET
                                          AT JUNE 30, 2000
                                           (In thousands)
                                             (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                            $    1,592,830
  Construction work in progress                                                 33,293
                                                                        ---------------
    Net utility plant                                                        1,626,123
                                                                        ---------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                31,387
  Other                                                                         46,022
                                                                        ---------------
    Total other property and investments                                        77,409
                                                                        ---------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                             8,126
  Receivables - less reserve of $1,766 for uncollectibles                       42,904
  Accrued utility revenue                                                       23,373
  Deferred purchased gas costs                                                   1,278
  Other                                                                         32,727
                                                                        ---------------
    Total current and accrued assets                                           108,408
                                                                        ---------------
DEFERRED DEBITS
  Unamortized debt expense                                                      18,981
  Other deferred debits                                                         23,402
                                                                        ---------------
    Total deferred debits                                                       42,383
                                                                        ---------------
    TOTAL ASSETS                                                        $    1,854,323
                                                                        ===============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 31,358 shares outstanding              $      479,601
    Retained earnings                                                           36,144
                                                                        ---------------
      Total common stockholders' equity                                        515,745          36.2 %
  Preferred securities of Southwest Gas Capital I, 9.125%                       60,000           4.2
  Long-term debt - NOTE 2                                                      849,633          59.6
                                                                        ---------------     ------------
      Total capitalization                                                   1,425,378         100.0 %
                                                                        ---------------     ============

CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                 31,000
  Accounts payable                                                              38,076
  Customer deposits                                                             28,257
  Taxes accrued (including income taxes)                                        45,531
  Other                                                                         55,648
                                                                        ---------------
      Total current and accrued liabilities                                    198,512
                                                                        ---------------
DEFERRED CREDITS
  Deferred investment tax credits                                               15,970
  Deferred income taxes                                                        161,888
  Other                                                                         52,575
                                                                        ---------------
      Total deferred credits                                                   230,433
                                                                        ---------------
      TOTAL CAPITALIZATION AND LIABILITIES                              $    1,854,323
                                                                        ===============


                              See Notes to Summary Financial Statements.


                                SOUTHWEST GAS CORPORATION
                             SUMMARY STATEMENT OF CASH FLOWS
                              SIX MONTHS ENDED JUNE 30, 2000
                                      (In thousands)
                                       (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                                  $     15,469
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                                 46,836
      Change in receivables and payables                                            38,580
      Change in gas cost related balancing items                                     7,773
      Change in accrued taxes                                                        4,562
      Change in deferred taxes                                                        (952)
      Allowance for funds used during construction                                    (684)
      Other                                                                          6,028
                                                                              -------------

       Net cash provided by operating activities                                   117,612
                                                                              -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                                        (90,853)
  Other                                                                                260
                                                                              -------------

       Net cash used in investing activities                                       (90,593)
                                                                              -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                                  7,724
  Dividends paid                                                                   (12,796)
  Change in notes payable                                                          (30,000)
  Long-term debt issuances, net                                                      3,914
                                                                              -------------

       Net cash used in financing activities                                       (31,158)
                                                                              -------------

Change in cash and temporary cash investments                                       (4,139)
Cash at beginning of period                                                         12,265
                                                                              -------------

Cash at end of period                                                         $      8,126
                                                                              =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                                     $     32,059
Income taxes, net of refunds                                                  $         52

                        See Notes to Summary Financial Statements.


                                          SOUTHWEST GAS CORPORATION
                                    NOTES TO SUMMARY FINANCIAL STATEMENTS
                                               (In thousands)
                                                 (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                                            $   200,000
      Debentures and notes:
         Debentures, 9.75% series F, due 2002                                                 100,000
         Debentures, 7.50% series, due 2006                                                    75,000
         Debentures, 8% series, due 2026                                                       75,000
         Medium-term notes, 7.59% series, due 2017                                             25,000
         Medium-term notes, 7.78% series, due 2022                                             25,000
         Medium-term notes, 7.92% series, due 2027                                             25,000
         Medium-term notes, 6.89% series, due 2007                                             17,500
         Medium-term notes, 6.76% series, due 2027                                              7,500
         Medium-term notes, 6.27% series, due 2008                                             25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028 - net of funds held in trust                  41,010
         7.30% 1992 Series A, due 2027                                                         30,000
         7.50% 1992 Series B, due 2032                                                        100,000
         6.50% 1993 Series A, due 2033                                                         75,000
         6.10% 1999 Series A, due 2038                                                         12,410
         Variable-rate bonds, 1999 Taxable Series B, due 2038                                  22,590
      Unamortized discount on long-term debt                                                   (6,377)
                                                                                          ------------
      TOTAL LONG-TERM DEBT                                                                $   849,633
                                                                                          ============
      ESTIMATED CURRENT MATURITIES                                                        $         -
                                                                                          ============




                                                 SOUTHWEST GAS CORPORATION
                                                 SELECTED STATISTICAL DATA
                                                       JUNE 30, 2000


FINANCIAL STATISTICS
Market value to book value per share at quarter end                        107%
Twelve months to date return on equity  -- total company                   6.0%
                                        -- gas segment                     5.5%
Common stock dividend yield at quarter end                                 4.7%

GAS OPERATIONS SEGMENT
                                                                                                Authorized
                                                                   Authorized     Authorized     Return on
                                                                    Rate Base      Rate of        Common
Rate Jurisdiction                                                 (In thousands)    Return        Equity
--------------------------                                        -------------- ------------- --------------
Arizona (1)                                                          $  541,104          9.38 %        11.25 %
Southern Nevada (1)                                                     237,165          9.50          11.55
Northern Nevada (1)                                                      63,986          9.67          11.55
Southern California                                                      69,486          9.94          11.35
Northern California                                                      23,775         10.02          11.35
Paiute Pipeline Company (1)                                              72,054          9.69          11.60

  (1) Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS                                    SIX MONTHS ENDED            TWELVE MONTHS ENDED
                                                                           JUNE 30,                      JUNE 30,
                                                                  ---------------------------- -----------------------------
                         (In dekatherms)                              2000           1999          2000           1999
----------------------------------------------------------------------------------------------------------------------------
Residential                                                          34,646,987    37,051,568     53,046,169     55,984,863
Small commercial                                                     15,435,918    15,957,431     26,081,514     26,524,178
Large commercial                                                      3,123,192     3,583,670      5,796,083      7,398,927
Industrial / Other                                                    7,393,871     6,820,395     16,004,040     17,628,228
Transportation                                                       65,245,934    56,621,625    127,310,256    112,865,980
-------------------------------------------------------------------------------- ---------------------------- --------------
Total system throughput                                             125,845,902   120,034,689    228,238,062    220,402,176
============================================================================================================================

HEATING DEGREE DAY COMPARISON
----------------------------------------------------------------------------------------------------------------------------
Actual                                                                1,211         1,423          1,708          2,025
Ten-year average                                                      1,376         1,411          1,990          2,030
============================================================================================================================